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                                                                 Exhbit 10.17(b)

                             AMENDMENT NO. 1 TO THE
                      PAYLESS CASHWAYS DIRECTOR OPTION PLAN

         The Payless Cashways Director Option Plan (the "Director Option Plan"), effective March 15, 1993, is hereby amended as follows:

         1. Section 5. Non-Qualified Stock Option Awards: Section 5 of the Director Option Plan is amended by deleting the phase "at the time the Plan is effective" in the first sentence and substituting the following phase "on July 15, 1992.

         2. Section 6. Terms of the Options: Section 6 of the Director Option Plan is amended by deleting the phase "six months and one day after" in the second sentence and substituting the word "on".

         3. Section 7. Nontransferability: Section 7 of the Director Option Plan is amended by deleting the paragraph in its entirety and substituting the following paragraph:

                  "7.      Nontransferability
                           ------------------

                           Each Option awarded under this Plan, unless otherwise
                  determined by the Committee, shall not be transferable other than by will or the laws of descent and distribution, and shall be exercisable, during the participant's lifetime, only by the participant or the participant's guardian or legal representative."

         4. Section 11. Amendment and Termination of Plan: Section 11 of the Director Option Plan is amended by deleting the last sentence of said section.

         5. Section 12. Shareholder Approval: Section 12 of the Director Option Plan is amended by deleting the paragraph in its entirety and substituting the following paragraph:

                  "12.     Shareholder Approval
                           --------------------

                           This Plan was  adopted by the Board of  Directors  of
                  the Company on February 8, 1993, and was approved by the shareholders of the Company on July 15, 1992."

                  THIS AMENDMENT is made as of and effective December 12, 1996.

                                                     PAYLESS CASHWAYS, INC.

                                                     BY:  /s/ David Stanley
                                                         ------------------

ATTEST:

/s/ E. J. Holland, Jr.
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